UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - July 14, 2021

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 South Tryon Street, Charlotte, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The NASDAQ Stock Market LLC
1.300% Senior Notes due 2023	HON 23A	The NASDAQ Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The NASDAQ Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The NASDAQ Stock Market LLC

* The common stock is also listed on the London Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2021, Rajeev Gautam, President and Chief Executive Officer of the Performance Materials and Technologies segment (“PMT”) of Honeywell International Inc. (the “Company”), communicated his intent to retire from the Company effective as of August 13, 2021 (the “Retirement Date”). Following the Retirement Date and through the end of January 2022, Mr. Gautam will serve as President Emeritus, Honeywell PMT, with responsibility for ensuring smooth customer transitions across PMT and helping enable growth within the Honeywell UOP business unit.

Mr. Vimal Kapur, age 55, has been appointed to succeed Mr. Gautam as President and Chief Executive Officer of PMT. Mr. Kapur has served since May 2018 as President and Chief Executive Officer of the Honeywell Building Technologies segment (“HBT”), and prior to that, Mr. Kapur led PMT’s Honeywell Process Solutions business (“HPS”) from 2014 to 2018. In addition, Mr. Kapur has held several other leadership positions at Honeywell, including Vice President and General Manager of the Advanced Solutions line of business for HPS and Managing Director for Honeywell Automation India Limited (HAIL).

Mr. Doug Wright, age 51, has been appointed to succeed Mr. Kapur as President and Chief Executive Officer of HBT. Mr. Wright has served as President of HBT’s Fire and Security business since joining the Company in July 2020. Before joining the Company, Mr. Wright served from 2013 to 2020 as President and Chief Executive Officer of Source Photonics, a global provider of optical communication products used in telecommunication systems and data communication networks, and prior to that, Mr. Wright spent six years at United Technologies (“UT”), where he served as President of Asia for UT’s Fire and Security group and as President of UT’s Automation and Controls Solutions business.

Mr. Kapur’s and Mr. Wright’s appointments are each effective immediately.

The terms of Mr. Gautam’s consulting agreement following the Retirement Date have not yet been finalized.

(d) Exhibits.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2021	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Anne T. Madden
Anne T. Madden
Senior Vice President and General Counsel